EXHIBIT 10.7
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO. P000024	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR/BARDAO2
ASPR/BARDA 200 Independence Ave., S.W. Room 640 - G Washington, D.C. 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201200004I
10B. DATED (SEE ITEM 13)
CODE 1410445	FACILITY CODE		06/15/2012
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a) (3) – Mutual Agreement of Both Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this cost modification is to:
A. Incorporate the attached proposal which describes the enhancing of the ADM facility Core Service Capabilities for Bioreactor Infrastructure to the Biomedical Advanced Research and Development Authority (BARDA) under our current Prime Contract No. HHS0100201200004I.
B. This project includes the purchase, installation and qualification of [**]. This acquisition of additional equipment allows for the expansion of the facility with flexibility to be able to increase large scale production.
C. Prime Contract No. HHS0100201200004I is hereby modified as follows in accordance with the
Continued . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print). Patrick D. Saam, VP Government Contracting & Accounting		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Monica Watson
15B. CONTRACTOR/OFFEROR /s/ Patrick D. Saam (Signature of person authorized to sign)	15C. DATE SIGNED 8/28/2020	Digitally signed by [**] - S 16B. UNITED STATES OF AMERICA /s/ Monica Watson (Signature of Contracting Officer)	16C. DATE SIGNED 8/28/2020
Previous edition unusable    STANDARD FORM 30 (Rev. 11/2016)
    Prescribed by GSA     FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201200004I/P00024			PAGE OF
				2	2
NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445
ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Attached proposal.
NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

“Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors”
Proposal Submitted for Consideration to:
Biomedical Advanced Research and Development Authority (BARDA) under Contract HHSO100201200004I
Change Order Proposal    June 25, 2020

Offeror:
Emergent Manufacturing Operations Baltimore LLC (EMOB)
5901 East Lombard St. Baltimore, MD 21224 DUNS: [**]
CAGE CODE: 6EBP9
Type: Large Business

Proposed Period of Performance:
06/15/2012 – 06/14/2024

Emergent’s Program Contact:
Syed Husain
SVP, BU, Head-CDMO
400 Professional Drive Gaithersburg, MD 20879 Office: [**]
Fax: [**]
Cell: [**]
Email: [**]

Emergent’s Contracts Contact:
[**]
400 Professional Drive, Suite 400 Gaithersburg, MD 20879
Phone: [**]
Email: [**]
Prepared for (via email): [**] Email: [**]

This proposal includes data that shall not be disclosed outside the Government and shall not be duplicated, used, or disclosed—in whole or in part—for any purpose other than to evaluate this proposal. If, however, a contract is awarded to this offeror as a result of— or in connection with—the submission of this data, the Government shall have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Government’s right to use information contained in this data if it is obtained from another source without restriction. The data subject to this restriction are contained on all marked pages.

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Change Order Proposal

1.0 Introduction

Emergent Manufacturing Operations Baltimore LLC (Bayview) is pleased to submit this proposal for further enhancing the ADM facility’s Core Service Capabilities for Bioreactor Infrastructure to the Biomedical Advanced Research and Development Authority (BARDA) under our current Prime Contract No. HHS01 00201200004I.

This project includes the [**]. This acquisition of additional equipment allows for the expansion of the facility with flexibility to be able to increase large scale production throughput with parallel suite capability as follows:

•Area [**] and [**]: up to [**] per area, currently up to [**] per area
•Area [**]: up to [**], currently up to [**]

[**].

This Proposal outlines and describes the resources underpinning our approach and the costs of applying those resources.

1.1 Contract Type and Period of Performance
1.1.1. Line Item Contract Type
Emergent submits this Proposal for incorporation under Contract HHS0100201200004I, awarded June 15, 2012 by BARDA to Emergent.

1.1.1.1. Cost
The Cost SLIN proposed includes only Emergent’s Total Cost (with no profit or fee) and is as follows:

subCLIN 0002.7- “Core Service Capabilities–Bioreactor Infrastructure”

1.1.1.2 Cost Share
The Cost-share SLIN proposed with this offer, and the respective share percentage, is as follows:

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Change Order Proposal

subCLIN 0002.7- “Core Service Capabilities–Bioreactor Infrastructure”    [**] (USG/Emergent)

1.1.2 Proposal Period of Performance
For the purposes of this proposal, the pricing assumes the Contract itself shall extend the end date for the period of performance for the Base Period from 06/14/2020 to 06/14/2024.

1.2 Period of Validity
This Proposal shall remain valid for a period of 60 days from the date on the cover page of this submission.

1.3 Commitment
Emergent acknowledges that there may be additional changes required under the current contract to properly incorporate the work proposed and hereby commits that Emergent shall work together in good faith with BARDA’s ADM Team to finalize an approach (and subsequent contract modification) acceptable to both parties.

2.0 PRICE TABLES
Set out below is Emergent’s proposed price tables detailing the CLIN offered for the new Enhanced Core Service Capabilities for Bioreactors under an additional proposed subCLIN 0002.7 – “Core Service Capabilities – Bioreactor Infrastructure”:

subCLIN	Item Description	Cost Share USG/Ktr	Contractor Cost Share	USG Cost Share	Not to Exceed Total Cost
0002.7	Core Service Capabilities - BioReactor Infrastructure	[**]	[**]	[**]	[**]

2.1 CLIN Funding Realignment
Emergent is proposing the addition of this new subCLIN to the contract as a zero-dollar change order proposal assuming that the current funds allocated to existing CLIN 0002 on the contract can be re-allocated to cover the proposed subCLIN 0002.7 amount outlined in the above table. As such, no additional funding is required on the Contract under this proposed change request. The USG current cost share obligation of $[**] shall remain unchanged.

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Change Order Proposal

Emergent proposes that excess funds that are presently assigned to subCLIN 0002.3 - “Licensure of Pandemic Flu Vaccine at [**] Facility” be allocated to this new CLIN.

Coupled with our prior request for realignment of funds under the ADM CLINs, we request the funding be changed as follows:

Was:

subCLIN	Item Description	Cost Share USG/Ktr	Contractor Cost Share	USG Cost Share	Not to Exceed Total Cost
0002.1	[**] Pilot Plant-Design Construction, CQV	[**]	[**]	[**]	[**]
0002.2	[**]-Design, Construction, CQV	[**]	[**]	[**]	[**]
0002.3	Licensure of Pandemic Flu Vaccine at [**] Facility	[**]	[**]	[**]	[**]
0002.4	Project Management	[**]	[**]	[**]	[**]
0002.5	Security	[**]	[**]	[**]	[**]
0002.6	Workforce Development Program (Plan Development)	[**]	[**]	[**]	[**]
Totals $[**] $[**]        $[**]
Now Read: (all proposed changes in bold font)

subCLIN	Item Description	Cost Share USG/Ktr	Contractor Cost Share	USG Cost Share	Not to Exceed Total Cost
0002.1	[**] Pilot Plant-Design Construction, CQV	[**]	[**]	[**]	[**]
0002.2	[**]-Design, Construction, CQV	[**]	[**]	[**]	[**]
0002.3	Licensure of Pandemic Flu Vaccine at [**] Facility	[**]	[**]	[**]	[**]
0002.4	Project Management	[**]	[**]	[**]	[**]
0002.5	Security	[**]	[**]	[**]	[**]
0002.6	Workforce Development Program (Plan Development)	[**]	[**]	[**]	[**]
0002.7	Core Service Capabilities – BioReactor Infrastructure	[**]	[**]	[**]	[**]

“The subcontractor identified in the attached proposal are approved by the government for purposes of performance of subCLIN 0002.27”

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Change Order Proposal

3.0 Assumptions
3.1 Proposed Assumptions
Pricing for the overall program is based on the following assumptions:
–Emergent’s schedule and pricing are based on the activities proposed. Any changes to the scope, quantity and type of equipment and/or services to be provided may necessitate a change to the proposed prices and schedule.

–This offer assumes that the period of performance for the Base CLINs 0001, 0002 and 0003 shall be extended as cited in Section 1.1.2, or as amended.

–As both parties have successfully done in the past on this contract, Emergent assumes that as we progress further on the scope of work under CLIN 0002, that the re-alignment of the cost share funding listed for each subCLIN under CLIN 0002s may be required to be adjusted in future.

4.0 Cost Narrative
4.1 Direct Labor
4.1.1. Uncompensated Overtime
Uncompensated overtime has not been proposed for this effort.
4.1.2. Productive Man-Year
The productive man-year proposed for this effort is 2,080. The calculation is based on the available hours in a calendar year (52 weeks x 40 hours per week).
4.1.3. Level of Effort (LOE)
The LOE proposed for each position was estimated based on the work requirements and Emergent’s experience with similar tasks.
4.1.4. Direct Labor Escalation
Direct labor rates have been escalated by [**]% commencing January 1st of each contract year which is consistent with industry standard. Emergent issues annual merit/cost of living adjustments to its employees and takes account of any anticipated promotions for proposed personnel on January 1st. Emergent does not always award a [**]% annual merit/cost of living adjustments.

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Change Order Proposal

4.2 Other Direct Costs
4.2.1 Subcontractors
Proposed subcontractors and subcontractor costs for the following are based on estimated pricing used as a basis of estimate for tasks similar in scope. Breakdowns of Subcontractor costs with task description are included in Table 1, below.

Table 1 – “Emergent’s Proposed Subcontractors” below, lists our proposed subcontractors and provides the following information: Subcontractor name, SLIN, basis of selection, and total cost and summary of the source used:

subCLIN	Subcontractor	Basis of Selection	Total Costs	Source
0002.7	[**]	[**]	[**]	[**]
0002.7	[**]	[**]	[**]	[**]
0002.7	[**]	[**]	[**]	[**]
0002.7	[**]	[**]	[**]	[**]
0002.7	[**]	[**]	[**]	[**]
0002.7	[**]	[**]	[**]	[**]
0002.7	[**]	[**]	[**]	[**]
Subcontractor costs are based on estimates from similar work performed by existing or anticipated vendors.
4.2.2. Travel
Emergent is not proposing any costs for travel in this offer.

4.2.3. Materials/Supplies
Emergent is not proposing any costs for materials or supplies in this offer.

4.2.4. Equipment
Emergent shall require the acquisition of certain equipment in the fulfillment of the work proposed. We have included Table 2 below detailing the equipment and the direct cost proposed. Quotes for this equipment is on file at Emergent.

Equipment cost share assumes that Emergent will own and have title to the equipment purchased as part of this proposed effort.

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Change Order Proposal

EQUIPMENT COSTS

Task Description	ITEM	Direct $s
subCLIN 0002.7	[**]	[**]
subCLIN 0002.7	[**]	[**]
subCLIN 0002.7	[**]	[**]
subCLIN 0002.7	[**]	[**]
subCLIN 0002.7	[**]	[**]
subCLIN 0002.7	[**]	[**]
subCLIN 0002.7	[**]	[**]

Grand Total		$ [**]

Table 2: Equipment Proposed

4.3 Indirect Costs
The methodology used to calculate Emergent’s proposed Total Cost/Cost Share pricing utilized indirect costs detailed in the sections below and are based on rates from the 2019 Forward Pricing Rates for Emergent BioSolutions – Federal Segment submitted to the National Institute of Health (NIH) Division of Financial Services (DFAS) on July 22, 2019. This Forward Pricing Indirect rate proposal provides forward pricing to be used from the date of submittal onward and provides rates for our indirect cost elements (Fringe, OH, Material & Subcontractor Handling and G&A). A pdf copy is embedded in this submission for your reference, as follows:

[**]
4.3.1 Fringe
Emergent’s fringe rate is [**]%. The fringe rate is applied to all direct labor costs. This fringe rate as calculated by dividing the projected cost of fringe benefits by the projected salary base.
4.3.2 Development Overhead
Emergent has utilized its overhead rate titled “R&D Overhead (Bayview)” for this effort in concert with our disclosed practices, which is [**]% and has been applied to all direct labor and fringe benefit costs. This rate was calculated by dividing the projected cost of overhead expenses by the projected salary base plus applicable fringe benefits.
4.3.3 General and Administrative
Emergent’s General and Administrative (G&A) rate is [**]% and has been applied to all direct costs and equipment costs proposed herein (excluding Subcontractor and material costs, which are not part of the basis of allocation). This rate was calculated by dividing projected

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Change Order Proposal

G&A costs by a base composed of direct project cost (excluding subcontracts and materials) and Federal Acquisition Regulation (FAR) unallowable costs.
4.3.4 Material and Subcontractor Handling
Emergent’s Material and Subcontractor Handling (M&SH) rate is [**]% and has been applied to subcontractor and material costs proposed herein. This rate includes the costs associated with personnel responsible for aspects of purchasing materials, issuing solicitations, processing subcontractor’s agreements and purchase orders. The base used to calculate this rate consists of materials and subcontractor cost (except for subcontractor cost related to capital assets).
4.3.5 Indirect Cost Rates, Forward Pricing/Outyears
Emergent has straight-lined the indirect ceiling rates and as such, there is no variance in the indirect cost rates proposed for each contract year.

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

5.0 COST SUMMARIES

1.Cost Summary
The following tables shows the total for the subCLIN 0002.7, by Element of Cost proposed, and broken down per the proposed Cost Share percentages;
SUMMARY - By Element of Cost

Description	Rate	Grand total	Government Portion ([**]%)	Emergent ([**]%)
TOTAL [**] DEVELOPMENT LABOR HOURS		[**]
TOTAL HOURS		[**]	[**]	[**]

TOTAL [**] DEVELOPMENT LABOR COST		[**]	[**]	[**]
TOTAL DIRECT LABOR COST		[**]	[**]	[**]

FRINGE BENEFITS [**] DEVELOPMENT LABOR	[**]	[**]	[**]	[**]
TOTAL FRINGE BENEFITS		[**]	[**]	[**]

TOT DIRECT LABOR & FRINGE BENEFITS BALTIMORE DEVELOPMENT		[**]	[**]	[**]
TOTAL DIRECT AND FRINGE		[**]	[**]	[**]

[**] DEVELOPMENT OVERHEAD	[**]	[**]	[**]	[**]
TOTAL OVERHEAD		[**]	[**]	[**]

MATERIALS AND SUPPLIES
PROFESSIONAL TRAVEL
EQUIPMENT		[**]	[**]	[**]

CONSULTANTS
OTHER DIRECT COSTS – SHIPPING
SUBCONTRACTORS		[**]	[**]	[**]
TOTAL OTHER DIRECT COSTS		[**]	[**]	[**]

SUBTOTAL OTHER DIRECT AND TOTAL LABOR		[**]	[**]	[**]
EXCLUSION FROM BASE FOR G&A		[**]	[**]	[**]
ADJUSTED BASE FOR G&A		[**]	[**]	[**]
G&A	[**]	[**]	[**]	[**]
MATERIAL AND SUBCONTRACTOR HANDLING	[**]	[**]	[**]	[**]
TOTAL PROPOSED COST EXCLUDING PROFIT CPFF		[**]	[**]	[**]
PROPOSED FEE CPFF			[**]	[**]
GRAND TOTAL PRICE		[**]	[**]	[**]

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors

Change Order Proposal

2. Labor Detail – The following tables shows the calculations for labor costs proposed, by labor category:

LABOR DETAIL

2020
Task Description	Labor Category	Hourly Rate	Hours	Direct Labor $s
subCLIN 0002.7	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
subCLIN 0002.7
Grand Total			[**]	[**]

3. Subcontractor Cost Detail
The following tables is a list of the subcontractor costs included in the proposed prices:
SUBCONTRACTOR COSTS

Subcontractor	Task Decsription	Direct $s
[**]	subCLIN 0002.7	[**]
[**]		[**]
[**]	subCLIN 0002.7	[**]
[**]		[**]
[**]	subCLIN 0002.7	[**]
[**]		[**]
[**]	subCLIN 0002.7	[**]
[**]		[**]
[**]	subCLIN 0002.7
[**]		[**]
[**]	subCLIN 0002.7	[**]
[**]		[**]
[**]	subCLIN 0002.7	[**]
[**]		[**]
Grand Total		[**]

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Prepared for the Biomedical Advanced Research and Development Authority (BARDA)
Contract - HHSO100201200004I
Emergent Manufacturing Operations Baltimore LLC Change Order Proposal for Enhancing/Expanding Core Capabilities of the ADM-Bioreactors
Change Order Proposal

6.0Pricing File (MS EXCEL)

Emergent is submitting as an embedded file, to this volume in MS EXCEL format, the costing buildup worksheet from which the proposed price is generated. Each table displayed in Section
5.0 of this offer is a separate tab within the file.

[**]

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal

Appendix A – Statement of Work for subCLIN 0002.7

Statement of Work (SOW)

The proposed subCLIN 0002.7 includes the purchase, installation and qualification of [**] additional bioreactors for Areas [**] of Emergent’s CIADM facility at our Bayview location.
The bioreactors are designed to be [**].
This SOW also includes estimates for labor associated with installation, engineering and qualification activities as well as contract automation support. Additional miscellaneous costs include required bioreactor support equipment

Emergent Manufacturing Operations Baltimore LLC. – PROPRIETARY Use or disclosure of the data contained on this sheet is subject to the restriction on the title page of this Proposal